SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant To Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material under Rule 14a-12
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)

                       Kronos Advanced Technologies, Inc.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
         (1) Title of each class of securities to which transaction applies:
         (2) Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
         (4) Proposed maximum aggregate value of transaction:
         (5) Total fee paid:

[ ] Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount Previously Paid:
         (2) Form, Schedule or Registration Statement No.:
         (3) Filing Party:
         (4) Date Filed:

                       KRONOS ADVANCED TECHNOLOGIES, INC.
                          464 Common Street, Suite 301
                          Belmont, Massachusetts 02478




Dear Stockholder:

         On behalf of the Board of Directors, it is my pleasure to invite you to Kronos' Annual Meeting of Stockholders. The meeting will be held on Wednesday, December 20, 2005, at 9:00 a.m., local time, at the offices of Kirkpatrick & Lockhart Nicholson Graham, 75 State Street, Boston, Massachusetts.

         You will find information regarding the matters to be voted on in the attached Notice of Annual Meeting of Stockholders and Proxy Statement. A copy of our Annual Report on Form 10-KSB and Quarterly Report on Form 10-QSB are enclosed with these materials.

         This meeting is for Kronos stockholders. If you attend the meeting in person, you will need to present proper photo identification and an account statement showing your ownership of Kronos stock. If you have any questions regarding your ownership, you may contact our transfer agent, American Stock Transfer & Trust Company, at 1.212.936.5100 or www.amstock.com.

         Your vote is important and I urge you to vote your shares by proxy, whether or not you plan to attend the meeting. After you read this proxy statement, please indicate on the proxy card the manner in which you want to have your shares voted. Then date, sign and mail the proxy card in the postage-paid envelope that is provided. If you sign and return your proxy card without indicating your choices, it will be understood that you wish to have your shares voted in accordance with the recommendations of the Company's Board of Directors.

         We hope to see you at the meeting.

                                                     Sincerely,

                                           /s/ Daniel R. Dwight
                                           -------------------------------------
                                           Daniel R. Dwight
                                           President and Chief Executive Officer


November 21, 2005

                       KRONOS ADVANCED TECHNOLOGIES, INC.
                          464 Common Street, Suite 301
                          Belmont, Massachusetts 02478


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 20, 2005

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Kronos Advanced Technologies, Inc. (the "Company"), will be held on Wednesday, December 20, 2005, at 9:00 a.m., local time, at the offices of Kirkpatrick & Lockhart Nicholson Graham, 75 State Street, Boston, Massachusetts, for the following purposes, as more fully described in the attached Proxy Statement:

         1. To elect four directors, each until the next annual meeting of the Company's stockholders or until their successors are duly elected and qualified;

         2. To consider any other matters that may properly come before the Annual Meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on November 17, 2005, as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting or at any adjournment thereof. A complete list of the stockholders entitled to vote at the Annual Meeting will be open for examination by any stockholder during ordinary business hours for a period of ten days prior to the Annual Meeting at the offices of the Company's transfer agent and registrar, American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038.


                                    IMPORTANT

         You are cordially invited to attend the Annual Meeting in person. In order to ensure your representation at the meeting, however, please promptly complete, date, sign and return the enclosed proxy in the accompanying envelope. If you should decide to attend the Annual Meeting and vote your shares in person, you may revoke your proxy at that time.

                                           By Order of the Board of Directors,

                                           /s/ Daniel R. Dwight
                                           -------------------------------------
                                           Daniel R. Dwight
                                           President and Chief Executive Officer


November 21, 2005

                                TABLE OF CONTENTS

                                                                        Page No.


ABOUT THE MEETING.............................................................1
         What is the purpose of the annual meeting?...........................1
         Who is entitled to vote?.............................................1
         Who can attend the meeting?..........................................1
         What constitutes a quorum?...........................................1
         How do I vote?.......................................................1
         What if I do not specify how my shares are to be voted?..............2
         Can I change my vote after I return my proxy card?...................2
         What are the Board's recommendations?................................2
         What vote is required to approve each item?..........................2
STOCK OWNERSHIP...............................................................3
         Beneficial Owners....................................................3
PROPOSAL 1 - ELECTION OF DIRECTORS............................................4
         Directors Standing for Election......................................4
         Recommendation Of The Board Of Directors.............................4
         Directors - Present Term Expires at the Annual Meeting...............4
         Meetings.............................................................6
         Committees of the Board of Directors.................................7
         Compensation of Directors............................................7
         Executive Compensation...............................................8
         Stock Option Plan....................................................9
         Employment Agreements................................................9
         Executive Severance Agreements......................................10
         Certain Relationships and Related Transactions......................10
DESCRIPTION OF CAPITAL STOCK.................................................11
         Common Stock........................................................11
         Preferred Stock.....................................................11
         Options  ...........................................................11
         Warrants ...........................................................13
         Anti-Takeover Effects of Provisions of the Articles of
         Incorporation, Bylaws and Florida Law...............................14
         Transfer Agent And Registrar........................................14
         Other Matters.......................................................14
         Independent Accountants.............................................14
         Additional Information..............................................14

                       KRONOS ADVANCED TECHNOLOGIES, INC.
                          464 Common Street, Suite 301
                          Belmont, Massachusetts 02478

                              ---------------------


                                 PROXY STATEMENT
                                December 20, 2005


                            -------------------------


         This proxy statement contains information related to the Annual Meeting of Stockholders of Kronos Advanced Technologies, Inc. (the "Company"), to be held on Wednesday, December 20, 2005, at 9:00 a.m., local time, at the offices of Kirkpatrick & Lockhart Nicholson Graham, 75 State Street, Boston, Massachusetts, and any postponements or adjournments thereof. The Company is making this proxy solicitation.


                                ABOUT THE MEETING


What is the purpose of the annual meeting?

         At the Company's annual meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of directors. In addition, the Company's management will report on the performance of the Company during fiscal 2005 and respond to questions from stockholders.


Who is entitled to vote?

         Only stockholders of record on the close of business on the record date, November 17, 2005, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponements or adjournments of the meeting. Each outstanding share of common stock will be entitled to one vote on each matter to be voted upon at the meeting.


Who can attend the meeting?

         All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Seating, however, is limited. Admission to the meeting will be on a first-come, first-serve basis. Registration will begin at 9:00 a.m., and seating will begin at 9:30 a.m. Each stockholder may be asked to present valid picture identification, such as a driver's license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

         Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.


What constitutes a quorum?

         The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 81,758,067 shares of common stock of the Company were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.


How do I vote?

         If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person or vote by ballot at the meeting. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

What if I do not specify how my shares are to be voted?

         If you submit a proxy but do not indicate any voting instructions, then your shares will be voted in accordance with the Board's recommendations.


Can I change my vote after I return my proxy card?

         Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.


What are the Board's recommendations?

         Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendation of the Board of Directors. The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

          o    For the election of the  nominated  slate of directors  (see page
               4);

         With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.


What vote is required to approve each item?

         Election of Directors. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. This means that the four nominees will be elected if they receive more affirmative votes than any other person. A properly executed proxy marked "Withheld" with respect to the election of any director will not be voted with respect to such director indicated, although it will be counted for purposes of determining whether there is a quorum.

         If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes," however, will be counted in determining whether there is a quorum.

                                 STOCK OWNERSHIP


Beneficial Owners

         The following table presents certain information regarding the beneficial ownership of all shares of common stock at November 17, 2005 for each executive officer and director of our Company and for each person known to us who owns beneficially more than 5% of the outstanding shares of our common stock. The percentage ownership shown in such table is based upon the 81,758,067 common shares issued and outstanding at November 17, 2005 and ownership by these persons of options or warrants exercisable within 60 days of such date. Unless otherwise indicated, each person has sole voting and investment power over such shares.

                                                            Common Stock
                                                         Beneficially Owned
                                                 -------------------------------
Name and Address                                    Number               Percent
------------------------------------------------ -------------------------------
HoMedics, Inc.                                   40,000,000(1)            32.9%
3000 Pontiac Trail
Commerce Township, MI 48390

Cornell Capital Partners, LP                      6,750,000                7.6%
101 Hudson Street - Suite 3700
Jersey City, NJ 07302

Daniel R. Dwight                                  5,988,132(2)             6.8%
464 Common Street
Suite 301
Belmont, MA  02478

Richard F. Tusing                                 3,401,208(3)             4.0%
464 Common Street
Suite 301
Belmont, MA  02478

James P. McDermott                                  797,077(4)             1.0%
464 Common Street
Suite 301
Belmont, MA  02478

Milton M. Segal                                     388,000(5)             0.5%
464 Common Street
Suite 301
Belmont, MA  02478

                                                 57,324,417(6)            44.1%

-----------------------
(1) Includes warrants to purchase 40,000,000 shares of common stock that can be acquired within sixty days of November 17, 2005

(2) Includes options to purchase 4,786,206 shares of common stock that can be acquired within sixty days of November 17, 2005.

(3) Includes options to purchase 2,548,456 shares of common stock that can be acquired within sixty days of November 17, 2005.

(4) Includes options to purchase 502,959 shares of common stock that can be acquired within sixty days of November 17, 2005.

(5) Includes options to purchase 388,000 shares of common stock that can be acquired within sixty days of November 17, 2005.

(6) Includes warrants and options to purchase 48,225,621 shares of common stock that can be acquired within sixty days of November 17, 2005.

                       PROPOSAL 1 - ELECTION OF DIRECTORS


Directors Standing for Election

         The Board of Directors of the Company consists of eight seats. Each director holds office until the first annual meeting of stockholders following their election or appointment and until their successors have been duly elected and qualified.

         The Board of Directors has nominated Daniel R. Dwight, Richard F. Tusing, James P. McDermott and Milton J. Segal for election as directors. The accompanying proxy will be voted for the election of these nominees, unless authority to vote for one or more nominees is withheld. In the event that any of the nominees is unable or unwilling to serve as a director for any reason (which is not anticipated), the proxy will be voted for the election of any substitute nominee designated by the Board of Directors. The nominees for directors have previously served as members of the Board of Directors of the Company and have consented to serve such term.


Recommendation Of The Board Of Directors

         The Board of Directors unanimously recommends a vote "FOR" the election of each of the nominees


Directors - Present Term Expires at the Annual Meeting


Daniel R. Dwight                      Daniel R Dwight has served as a Director
President and Chief Executive         of Kronos  since  December  2000,  and as
Officer                               a Director and Chief Executive  Officer of
Age 45                                Kronos Air Technologies  since January
                                      2001. Effective  October 16, 2001, Mr.
                                      Dwight was appointed  President and Chief
                                      Executive Officer of Kronos.  Effective
                                      January 1, 2004, Mr. Dwight was appointed
                                      Acting Chief Financial Officer of Kronos.
                                      He has extensive experience in private
                                      equity and operations in a wide variety of high growth and core industrial businesses. Mr. Dwight spent 17 years with General Electric including 10 years of operations, manufacturing, and business development experience with GE's industrial businesses, and seven years of international investment and private equity experience with GE Capital. He has had responsibility for over a $1 billion in merger and acquisition and private equity transactions at GE. Mr. Dwight initiated GE Capital's entry in the Asia private equity market. Between 1995 and 1999, the Asian equity portfolio grew to include consolidations, leveraged buyouts, growth capital and minority investments in diverse industries, including information technology, telecommunications services, consumer products, services and distribution, and contract manufacturing.
                                      Since 1982, Mr. Dwight has held other
                                      leadership positions domestically and
                                      internationally with GE Capital, as well as senior positions with GE Corporate
                                      Business Development (1989-1992) and GE
                                      Corporate Audit Staff (1984-1987). Mr.
                                      Dwight holds an MBA in Finance and
                                      Marketing with Honors from The University of Chicago Graduate School of Business and a B.S. in Accounting with Honors from the University of Vermont and is a member of the Association of Heating, Ventilation,
                                      Air conditioning and Refrigeration
                                      Engineers, Inc. (ASHRAE).

Richard  F. Tusing                    Richard F. Tusing has served as a Director
Chief Operating Officer               of Kronos since October 2000 and as a
Age 47                                Director of Kronos Air  Technologies since
                                      January  2001 and was  appointed  Chief
                                      Operating  Officer on January 1, 2002. Mr.
                                      Tusing has had extensive experience in developing new enterprises, negotiating the licensing of intellectual property rights, and managing technical and financial organizations, and has more than 20 years of business development, operations, and consulting experience in the technology and telecommunications industries. Prior to his services to Kronos, Mr. Tusing spent four years in executive management with several emerging technology companies, 14 years in various managerial and executive positions with
                                      MCI Communications Corporation, and three additional years in managerial consulting.
                                      From 1982-1996, Mr. Tusing held multiple managerial and executive positions with
                                      MCI Communications Corporation. From
                                      1994-1996, he served as MCI's Director of Strategy and Technology, managing MCI's emerging technologies division (having primary responsibility for evaluating, licensing, investing in, and acquiring third-party technologies deemed of strategic importance to MCI), and also oversaw the development of several early-stage and venture-backed software and hardware companies; in this capacity, Mr. Tusing managed more than 100 scientists and engineers developing state-of-the-art technologies. From
                                      1992-1994, Mr. Tusing founded MCI Metro,
                                      MCI's entree into the local telephone
                                      services business and, as MCI Metro's
                                      Managing Director, managed
                                      telecommunications operations, developed financial and ordering systems, and led efforts in designing its marketing campaigns. From 1990-1992, he served as Director of Finance and Business
                                      Development for MCI's western region. From
                                      1982-1990, Mr. Tusing held other
                                      management and leadership positions within
                                      MCI, including service as MCI's Pacific
                                      Division's Regional Financial Controller,
                                      Manager of MCI's Western Region's
                                      Information Technology Division, and led
                                      MCI's National Corporate Financial Systems
                                      Development Organization. Mr. Tusing
                                      received B.S. degrees in business
                                      management and psychology from the
                                      University of Maryland in 1979.

James P. McDermott                    James P. McDermott  became a Director of
Age 43                                Kronos in July 2001. Mr. McDermott has
                                      over 22 years of financial and operational problem-solving experience. Mr. McDermott is currently President and CEO AF&L, Inc.
                                      and its wholly-owned subsidiaries. Through its wholly-owned subsidiaries, AF&L provides speciality insurance products to the seniors market place. Mr. McDermott is a co-founder and is also currently a Managing Director of Eagle Rock Advisors,
                                      LLC, the Manager for The Eagle Rock Group,
                                      LLC. From 1992 through 2000, Mr. McDermott held various managerial and executive positions with PennCorp Financial Group,
                                      Inc. and its affiliates. From 1998 through 2000, Mr. McDermott was Executive
                                      Vice-President and Chief Financial Officer of PennCorp Financial Group. While serving in this position, Mr. McDermott was one-third of the executive management team that was responsible for developing and implementing operational stabilization, debt reduction and recapitalization plans for the company. From 1995 through 1998, Mr. McDermott served as Senior
                                      Vice-President of PennCorp Financial
                                      Group. Mr. McDermott worked closely with the Audit Committee of the Board of Directors on evaluating the PennCorp's accounting and actuarial practices. In addition, Mr. McDermott was responsible for developing a corporate-wide technology management program resulting in technology convergence and cost savings to the company's technology budget. From 1994 through 1998, Mr. McDermott was a principal in Knightsbridge Capital Fund I,
                                      LP, a $92 million investment fund
                                      specializing in leverage-equity
                                      acquisitions of insurance and
                                      insurance-related businesses. Mr.
                                      McDermott was also the founding Chairman of the e-business Internet service provider, Kivex.com, and a senior manager of one of the world's leading public accounting firms, KPMG. Mr. McDermott received a B.S. Degree in Business
                                      Administration from the University of
                                      Wisconsin, Madison.

Milton J. Segal                       Milton J. Segal  became a Director of
Age 60                                Kronos in  September  2003.  Mr. Segal has
                                      over 35 years of corporate governance, entrepreneurial and investment banking expertise. Mr. Segal founded the investment banking firm of M.J. Segal
                                      Associates in 1987. Since 1992, the firm has specialized in researching private equity opportunities in both private and emerging growth public companies. The
                                      Segal group caters primarily to
                                      institutional clients, private investment partnerships and professional money managers. After starting his career as a stockbroker and financial planner in 1966 with Philadelphia based New York Stock
                                      Exchange firm, Robinson & Company, Mr.
                                      Segal joined Josephthal & Co. Inc., a
                                      leading full-service investment banking
                                      and brokerage firm in New York. Mr. Segal has served as senior vice president of the congressionally charted National
                                      Corporation for Housing Partnerships in
                                      Washington, D. C. and president of its
                                      investment banking subsidiary and has
                                      qualified as a NASD broker/dealer
                                      financial principal. Originally from
                                      Philadelphia, Mr. Segal attended the
                                      Wharton School of the University of
                                      Pennsylvania and is a graduate of The New
                                      York Institute of Finance.

Meetings

         During the Company's fiscal year ending June 30, 2005 ("Fiscal 2005") the Board of Directors met on ten occasions. Each director attended more than 75% of the total number of meetings of the Board and Committees on which he served.

Committees of the Board of Directors

         Audit Committee. On September 10, 2003, the Board of Directors established an Audit Committee consisting of at least two independent members of the Board of Directors. The Audit Committee is charged with providing independent and objective oversight of the accounting functions and internal controls of the Company and its subsidiaries to ensure the objectivity of the Company's financial statements. Messrs. McDermott and Segal are the current members of the Audit Committee. During the year the Audit Committee held three meetings. Each member attended at least 75% of the meetings.

         Compensation. On September 11, 2001, the Board of Directors established a Compensation Committee consisting of at least two independent members of the Board of Directors. The Compensation Committee is charged with reviewing and making recommendations concerning Kronos' general compensation strategy, reviewing salaries for officers, reviewing employee benefit plans, and administering Kronos' stock incentive plan, once adopted and implemented. Messrs. McDermott and Segal are the current members of the Compensation Committee. During the year the Compensation Committee held two meetings. Each member attended at least 75% of the meetings.

         Executive Committee. On September 4, 2003, the Board of Directors established an Executive Committee. The purpose of the Executive Committee is to exercise all the powers and authority of the Board of Directors in the management of the property, affairs and business of the Company. The Committee shall consist of no fewer than three members, including the Chief Executive Officer of the Company. Messrs. Dwight, McDermott, Segal and Tusing are the current members of the Executive Committee.


Compensation of Directors

         Cash Compensation. Our Bylaws provide that, by resolution of the Board of Directors, each director may be reimbursed his expenses of attendance at meetings of the Board of Directors; likewise, each director may be paid a fixed sum or receive a stated salary as a director. As of the date of this filing, no director receives any salary or other form of cash compensation for such service.

         Share Based Compensation. Each non-executive director is entitled to receive annually 70,000 fully-vested stock option grants, 7,000 stock option grants per meeting attended via conference call, 14,000 option grants per meeting attended in person, 3,500 option grants per meeting for participation on a committee or 5,000 stock option grants per meeting for chairing a committee, as compensation for their services as members of our Board of Directors. Effective August 6, 2003, executive directors, including Messrs. Dwight and Tusing are not being compensated separately for their services as members of our Board of Directors.

         For the twelve month period ending June 30, 2005, Messrs. McDermott and Segal have earned 189,000, each stock options as compensation for their services as members of our Board of Directors.

Executive Compensation

         The following table sets forth compensation for the fiscal year ended June 30, 2005 for our executive officers:



                                          SUMMARY COMPENSATION TABLE
                      Annual Compensation                           Long-Term Compensation
             ---------------------------------------  --------------------------------------------------------
                                                           Restricted    Securities
   Name and                                     Other        Stock       Underlying    LTIP       All Other
   Principal            Salary     Bonus    Compensation     Awards     Options/SARS   Payouts  Compensation
Fiscal Position  Year     $          $            $            $             #            $           $
---------------- ----- --------- ---------- -------------- ----------- --------------- -------- --------------
      (a)        (b)      (c)       (d)          (e)          (f)           (g)          (h)         (i)
---------------- ----- --------- ---------- -------------- ----------- --------------- -------- --------------
Daniel R.        2005   180,000   67,500(4)        14,689      --           750,000       --          --
Dwight,          2004   180,000     --             14,292      --           726,206       --          --
President and    2003   180,000  118,800(5)        12,288      --           660,000       --          --
Chief
Executive
Officer(1)

Richard F.       2005   160,000   37,530(4)            --      --           450,000       --          --
Tusing, Chief    2004   160,000     --               --        --           971,756       --          --
Operating        2003    80,000     --               --        --              --         --          --
Officer(2)

Richard A.       2005       --      --               --        --              --         --          --
Papworth Chief   2004   120,000     --               --        --              --         --          --
Financial        2003   120,000   21,000(5)          --        --           300,000       --          --
Officer(3)

(1) Mr. Dwight became President and Chief Executive Officer of Kronos effective October 16, 2001. He executed a two year employment contract on December 15, 2001. His contract was renewed on August 13, 2003 and again on August 15, 2004 and August 15, 2005 by the Board of Directors. His annual salary is $180,000.

(2) Mr. Tusing became Chief Operating Officer of Kronos effective January 1, 2002. Mr. Tusing executed an employment contract effective January 1, 2003. The Board of Directors renewed Mr. Tusing's Employment Agreement on October 1, 2004 and again on October 1, 2005. Prior to this date, Mr. Tusing was compensated as a consultant to the Company. His annual salary is $160,000.

(3) Mr. Papworth was the Company's Chief Financial Officer from May 19, 2000 until January 1, 2004. His annual salary was $120,000. On July 1, 2004 Mr. Papworth ended his employment with Kronos.

(4) Cash Bonuses earned in 2005 were paid through the issuance of common stock at the market closing price on June 30, 2005.

(5) Cash Bonuses earned in 2003 have been included in Notes Payable.


                        AGGREGATED OPTIONS/SAR EXERCISES
                             IN LAST FISCAL YEAR AND
                      FISCAL YEAR END OPTIONS/SAR VALUES(1)



                                                                                         VALUE OF
                                                          NUMBER OF SECURITIES         UNEXERCISED
                                                         UNDERLYING UNEXERCISED        IN-THE-MONEY
                    SHARES ACQUIRED                      OPTIONS/SARS AT FISCAL      OPTIONS/SARS AT
       NAME           ON EXERCISE      VALUE REALIZED          YEAR END(1)          FISCAL YEAR END(2)
------------------- ----------------- ----------------- -------------------------- ---------------------
Daniel R. Dwight,         -0-               -0-         Exercisable:  4,786,206                    -0-
President and                                           Unexercisable:      -0-                    -0-
Chief Executive
Officer(3)

Richard F.                -0-               -0-         Exercisable:  2,548,456                    -0-
Tusing, Chief                                           Unexercisable:      -0-                    -0-
Operating
Officer(4)

(1) These grants represent options to purchase common stock. No SAR's have been granted.

(2) The value of the unexercised in-the-money options were calculated by determining the difference between the fair market value of the common stock underlying the options and the exercise price of the options as of June 30, 2005.

(3) Mr. Dwight became President and Chief Executive Officer of Kronos effective October 16, 2001.

(4)  Mr. Tusing became Chief Operating Officer of Kronos effective January 1,
     2002.


                                                 Option/SAR Grants Table
                                                            % Total
                                  No. of Securities      Options/SAR's
                                      Underlying           Granted to
                                     Options/SAR's       Employees in        Exercise or Base Price
             Name                    Granted (#)        Fiscal Year (%)         ($ per Share)           Expiration Date
--------------------------        -----------------     ----------------     ---------------------- --------------------
Daniel R. Dwight                       50,000                1.5%                   $0.890               April 9, 2006
President and                       1,000,000               16.4%                   $0.680           February 12, 2012
Chief Executive Officer(1)            600,000                9.9%                   $0.250           February 12, 2012
                                      500,000                8.2%                   $0.420           December 15, 2011
                                      250,000                4.1%                   $0.660           December 15, 2011
                                      250,000                4.1%                   $0.560           December 15, 2011
                                      660,000               26.0%                   $0.190              March 21, 2013
                                      726,206               22.4%                   $0.180              March 22, 2014
                                      750,000               43.5%                   $0.125               June 30, 2015

Richard F. Tusing                      50,000                1.5%                   $0.890               April 9, 2006
Chief Operating Officer(2)            600,000                9.9%                   $0.680           February 12, 2012
                                      350,000                5.8%                   $0.250           February 12, 2012
                                      126,700                5.0%                   $0.960               June 30, 2006
                                      971,756               30.0%                   $0.180              March 22, 2014
                                      450,000               26.1%                   $0.125               June 30, 2015

-------------------------------

(1) Mr. Dwight became President and Chief Executive Officer of Kronos Advanced Technologies effective October 16, 2001.

(2) Mr. Tusing became Chief Operating Officer of Kronos Advanced Technologies effective January 1, 2002.


Stock Option Plan

         On February 12, 2002, the Board of Directors approved the TSET, Inc. Stock Option Plan under which Kronos' key employees, consultants, independent contractors, officers and directors are eligible to receive grants of stock options. Kronos has reserved and issued a total of 6,250,000 shares of common stock under the Stock Option Plan. It is presently administered by Kronos' Board of Directors. Subject to the provisions of the Stock Option Plan, the Board of Directors has full and final authority to select the individuals to whom options will be granted, to grant the options and to determine the terms and conditions and the number of shares issued pursuant thereto.


Employment Agreements

         Daniel R. Dwight, our President and Chief Executive Officer, and our Company entered into an Employment agreement effective as of December 15, 2001. The initial term of Mr. Dwight's Employment Agreement was for 2 years and will automatically renew for successive 1 year terms unless Kronos or Mr. Dwight provide the other party with written notice within 3 months of the end of the initial term or any subsequent renewal term. The Board of Directors renewed Mr. Dwight's Employment Agreement on August 13, 2003 and again on August 15, 2004 and August 15, 2005. Mr. Dwight's Employment Agreement provides for base cash compensation of $180,000 per year. Mr. Dwight is eligible for annual incentive bonus compensation in an amount equal to Mr. Dwight's annual salary based on the achievement of certain bonus objectives. In addition, Kronos granted Mr. Dwight 1,000,000 immediately vested and exercisable, ten-year stock options at various exercise prices. Mr. Dwight will be entitled to fully participate in any and all 401(k), stock option, stock bonus, savings, profit-sharing, insurance, and other similar plans and benefits of employment.

         Richard F. Tusing, our Chief Operating Officer, and our Company entered into an Employment agreement effective as of January 1, 2003. The initial term of Mr. Tusing's Employment Agreement is for 2 years and will automatically renew for successive 1 year terms unless Kronos or Mr. Tusing provide the other party with written notice within 3 months of the end of the initial term or any subsequent renewal term. The Board of Directors renewed Mr. Tusing's Employment Agreement on October 1, 2004 and again on October 1, 2005. Mr. Tusing's Employment Agreement provides for base cash compensation of $160,000 per year. Mr. Tusing will be entitled to fully participate in any and all 401(k), stock option, stock bonus, savings, profit-sharing, insurance, and other similar plans and benefits of employment.


Executive Severance Agreements

         The Employment Agreement of Daniel R. Dwight, our Chief Executive Officer, provides that, upon the occurrence of any transaction as defined as a "change of control" of Kronos, Mr. Dwight shall receive his salary and benefits for a period of time that is the greater of (i) one year or (ii) the remainder of Mr. Dwight's employment term.

         The Employment Agreement of Richard F. Tusing, our Chief Operating Officer, provides that, upon the occurrence of any transaction as defined as a "change of control" of Kronos that is not approved by the Board of Directors, Mr. Tusing shall receive his salary and benefits for a period of time that is the greater of (i) one year or (ii) the remainder of Mr. Tusing's employment term.


Certain Relationships and Related Transactions

         We believe that all prior related party transactions have been entered into upon terms no less favorable to us than those that could be obtained from unaffiliated third parties. Our reasonable belief of fair value is based upon proximate similar transactions with third parties or attempts to obtain the consideration from third parties. All ongoing and future transactions with such persons, including any loans or compensation to such persons, will be approved by a majority of disinterested members of the Board of Directors.

         On March 31, 2004, we entered into promissory notes (the "Notes") with Daniel R. Dwight and Richard F. Tusing in exchange for past due compensation, expenses and interest due and payable for $363,139 and $485,883, respectively. The Notes bear a simple interest rate 1% per month and call for aggregate monthly principal and interest payments $6,718 and $8,989, respectively, for each month in which the Company's beginning cash balance equals or exceeds $200,000. Subject to certain conditions, including default, these Notes become payable in full. In the event of a debt or equity financing, 20% of the proceeds derived from the financing will be used to pay down the outstanding interest and principal obligations. As a result of a Cornell Capital financing, with the Company on March 7, 2005, the Notes are due and payable in full. As of June 30, 2005, $348,513 was still outstanding under the terms of the Notes.

                          DESCRIPTION OF CAPITAL STOCK

         Our authorized capital stock consists of 500,000,000 shares of common stock, par value $0.001 per share, and 50,000,000 shares of preferred stock, no par value. As of November 17, 2005 81,758,067 shares of common stock were issued and outstanding; no shares of our preferred stock are issued and outstanding. The rights and preferences of the preferred stock will be determined upon issuance by our Board of Directors. The following description is a summary of our capital stock and contains the material terms thereof. Additional information can be found in our Articles of Incorporation and Bylaws, which were filed as exhibits to our Registration Statement on Form S-1 filed on August 7, 2001 with the Securities and Exchange Commission.


Common Stock

         Holders of our common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders, including the election of directors. Accordingly, holders of a majority of our common stock entitled to vote in any election of directors may elect all of the directors standing for election should they choose to do so. Neither our Articles of Incorporation nor our Bylaws provide for cumulative voting for the election of directors. Holders of our common stock are entitled to receive their pro rata share of any dividends declared from time to time by the Board of Directors out of funds legally available therefor. Holders of our common stock have no preemptive, subscription, conversion, sinking fund, or redemption rights. All outstanding shares of our common stock are fully paid and non-assessable. In the event of liquidation, dissolution, or winding up of the Company, the holders of common stock are entitled to share ratably in all assets remaining after payment of liabilities, subject to prior distribution rights of preferred stock (if any) then outstanding.


Preferred Stock

         Our Articles of Incorporation authorizes 50,000,000 shares of preferred stock, no par value. No shares of preferred stock are issued and outstanding as of the date of this prospectus. The Board of Directors is authorized, subject to any limitations prescribed by the Nevada Revised Statutes, or the rules of any quotation system or national securities exchange on which our stock may be quoted or listed, to provide for the issuance of shares of preferred stock in one or more series; to establish from time to time the number of shares to be included in each such series; to fix the rights, powers, preferences, and privileges of the shares of such series, without further vote or action by the stockholders. Depending upon the terms of the preferred stock established by the Board of Directors, any or all series of preferred stock could have preference over the common stock with respect to dividends and other distributions and upon liquidation of the Company or could have voting or conversion rights that could adversely affect the holders of the outstanding common stock. There are no present plans by the Board of Directors to issue preferred shares or address the rights to be assigned thereto.


Options

         As of November 17, 2005, the following options had been granted in the amounts and to the individuals shown below; as of the date hereof, none of such options has been exercised:


------------------------------------- ------------------- ------------------ -------------------------- -------------------------
                                            Number
Name                                      of Options        Strike Price           Date of Grant               Expiration
------------------------------------- ------------------- ------------------ -------------------------- -------------------------
Daniel R. Dwight                             50,000             $0.885              April 9, 2001             April 9, 2006
                                          1,000,000             $0.680          February 12, 2002         February 12, 2012
                                            600,000             $0.250          February 12, 2002         February 12, 2012
                                            500,000             $0.420          December 15, 2001         December 15, 2011
                                            250,000             $0.660          December 15, 2001         December 15, 2011
                                            250,000             $0.560          December 15, 2001         December 15, 2011
                                            660,000             $0.185             March 21, 2003            March 21, 2013
                                            726,206             $0.180             March 22, 2004            March 22, 2014
                                            750,000             $0.125              June 30, 2005             June 30, 2015

Richard F. Tusing                            50,000             $0.885              April 9, 2001             April 9, 2006
                                            600,000             $0.680          February 12, 2002         February 12, 2012
                                            350,000             $0.250          February 12, 2002         February 12, 2012
                                            126,700             $0.960              June 30, 2006             June 30, 2006
                                            971,756             $0.180             March 22, 2004            March 22, 2014
                                            450,000             $0.125              June 30, 2005             June 30, 2015

Igor Krichtafovitch                          50,000             $0.885              April 9, 2001            April 9, 20/06
                                            600,000             $0.680          February 12, 2002         February 12, 2012
                                            400,000             $0.250          February 12, 2003         February 12, 2012
                                            600,000             $0.185             March 21, 2003            March 21, 2013
                                            500,000             $0.150                May 7, 2003               May 7, 2013
                                            180,726             $0.180             March 22, 2004            March 22, 2014
                                            525,000             $0.125              June 30, 2005             June 30, 2015

Wall Street Group                           476,190             $0.070              July 15, 2005             July 15, 2015

J. Alexander Chriss                          50,000             $0.885              April 9, 2001             April 9, 2006
                                            350,000             $0.680          February 12, 2002         February 12, 2012
                                            300,000             $0.250          February 12, 2002         February 12, 2012
                                            405,000             $0.185             March 21, 2003            March 21, 2013
                                            247,834             $0.180             March 22, 2004            March 22, 2014

Richard A. Papworth                          50,000             $0.885              April 9, 2001             April 9, 2006
                                            398,475             $0.885              April 9, 2001             April 9, 2011
                                            100,000             $0.680          February 12, 2002         February 12, 2012
                                            200,000             $0.250          February 12, 2002         February 12, 2012
                                            300,000             $0.185             March 21, 2003            March 21, 2013

Jeffrey D. Wilson                            50,000             $0.885              April 9, 2001             April 9, 2006
                                            200,000             $0.710                May 3, 2001              May 3,  2011
                                             23,014             $0.590           October 15, 2001          Ocotber 15, 2006
                                             10,000             $0.210             March 31, 2002            March 31, 2007
                                             50,000             $0.410             April 30, 2002            April 30, 2007
                                             10,000             $0.190              June 30, 2002             June 30, 2007
                                             10,000             $0.140         Septemner 30, 2002        September 30, 2007
                                             42,000             $0.220           October 15, 2002          Ocotber 15, 2007
                                             33,425             $0.180          December 30, 2002         December 30, 2007
                                             50,000             $0.185              June 30, 2003             June 30, 2008

James P. McDermott                           50,000             $0.280              July 30, 2001             July 30, 2006
                                             20,959             $0.150          December 30, 2002         December 30, 2007
                                             30,000             $0.150             August 6, 2003            August 6, 2008
                                            213,000             $0.200               July 1, 2004              July 1, 2009
                                            189,000             $0.125               July 1, 2005              July 1, 2010

Spencer Browne                              213,000             $0.200               July 1, 2004              July 1, 2009
                                            154,000             $0.125               July 1, 2005              July 1, 2010

Milton J. Segal                             199,000             $0.200               July 1, 2004              July 1, 2009
                                            189,000             $0.125               July 1, 2005              July 1, 2010

Charles D. Strang                            50,000             $0.885              April 9, 2001             April 9, 2006
                                             50,000             $0.710                May 3, 2001               May 3, 2011
                                             50,000             $0.280            August 14, 2002           August 14, 2007
                                             18,904             $0.150          December 30, 2002         December 30, 2007
                                             21,000             $0.150             August 6, 2003            August 6, 2008
                                             50,000             $0.200               July 1, 2004              July 1, 2009
                                             50,000             $0.125               July 1, 2005              July 1, 2010

Erik W. Black                                50,000             $0.885              April 9, 2001             April 9, 2006
                                             29,041             $0.160               June 1, 2001              June 1, 2006
                                             50,000             $0.380          December 30, 2002         December 30, 2007
                                             30,000             $0.150             August 6, 2003            August 6, 2008
                                             39,667             $0.200            October 6, 2003           October 6, 2008

                                       12


------------------------------------- ------------------- ------------------ -------------------------- -------------------------
                                            Number
Name                                      of Options        Strike Price           Date of Grant               Expiration
------------------------------------- ------------------- ------------------ -------------------------- -------------------------

William Poster                               35,000             $0.280              July 30, 2002             July 30, 2007
                                             35,575             $0.150              July 30, 2003             July 30, 2008
                                             50,000             $0.200               July 1, 2004              July 1, 2009
                                             50,000             $0.125               July 1, 2005              July 1, 2010

Vladimir Gorobets                            30,000             $0.250          February 12, 2002         February 12, 2012
                                            100,000             $0.185             March 21, 2003            March 21, 2013

Jacob Oharah                                 30,000             $0.250          February 12, 2002         February 12, 2012
                                             50,000             $0.185             March 21, 2003            March 31, 2013

Sergey Karpov                                30,000             $0.200              April 7, 2004             April 7, 2014

Vladimir Bibikov                             25,000             $0.220              June 30, 2004             June 30, 2014

Terence Tam                                  25,000             $0.200             April 21, 2004            April 21, 2014

Maciej Ziomkowski                            25,000             $0.130          Novermber 1, 2004          December 1, 2014

Christopher Martin                           25,000             $0.130          Novermber 1, 2004          December 1, 2014

Charles H. Wellington, Jr.                   50,000             $0.885              April 9, 2001             April 9, 2006

Capitol Partners                             30,000             $0.360          December 27, 2001         December 27, 2011

Daniel Gladkowski                            18,000             $0.100              April 1, 2003             April 1, 2008


Warrants

         In August 2001, we entered into a Warrant Agreement with The Eagle Rock Group, LLC, pursuant to which The Eagle Rock Group was granted a ten-year warrant to acquire 1,400,000 shares of our common stock at an exercise price of $0.68 per share (the fair market value on the date of grant). The shares underlying the warrant have piggyback and demand registration rights, as well as subscription rights in the event that we issue any rights to all of our stockholders to subscribe for shares of our common stock. In addition, the warrant contains redemption rights in the event that we enter into a transaction that results in a change of control of our company. We registered all of the shares underlying The Eagle Rock Group's warrant in a Form S-1 Registration Statement filed with the U.S. Securities & Exchange Commission on August 16, 2002.

         In March 2002, we entered into an agreement with The Eagle Rock Group extending our relationship with The Eagle Rock Group until March 1, 2003. Pursuant to the agreement, we agreed to grant to The Eagle Rock Group a ten-year warrant for the right to purchase 500,000 shares of our common stock.

         In May 2003, Kronos entered into a Master Loan and Investment Agreement with a strategic customer, HoMedics, Inc., for $2.5 million in financing, including $2.4 million in secured debt financing and $100,000 for the purchase of warrants. In connection with this Agreement, we agreed to grant HoMedics a ten-year warrant for the right to purchase 13.4 million shares of our common stock. The exercise price was set at the market price at the time of closing ($0.10).

         In October 2004, in connection with the First Amendment to Master Loan and Investment Agreement with HoMedics, agreed to grant to HoMedics a ten-year warrant for the right to purchase 26.5 million shares of our common stock. The exercise price is $0.10 per share. In consideration for the warrant, HoMedics delivered to Kronos $75,000 by funding the closing fees owed by Kronos and HoMedics agreed to amend two (2) warrants to purchase 13.4 million shares of Kronos' common stock previously issued by Kronos by removing the anti-dilution protection previously granted to HoMedics. Kronos agreed to include new anti-dilution protection in the new warrant. HoMedics is entitled, under certain circumstances, to anti-dilution protection in order to maintain beneficial ownership of Kronos equal to 30%. HoMedics may not be diluted below 30% for any funds raised at less than $0.20 per share, excluding options or shares issued to management, directors, and consultants in the normal course of business or shares issued to Cornell Capital in repayment of the two promissory notes. There are no anti-dilution measures for funds raised at greater than $0.20 per share. In addition, Kronos agreed to grant HoMedics piggy-back registration rights and one (1) demand registration right with respect to any shares of common stock of Kronos that HoMedics may acquire pursuant to the two (2) previously issued warrants and the warrant issued in October 2004 in connection with the First Amendment to Master Loan and Investment Agreement. HoMedics also agreed not to exercise any warrants until one year after the effective date of the registration statement to be filed pursuant to the Investor Registration Rights Agreement with Cornell Capital.

Anti-Takeover Effects of Provisions of the Articles of Incorporation, Bylaws and Nevada Law

         The following provisions of the Articles of Incorporation and Bylaws of our Company could discourage potential acquisition proposals and could delay or prevent a change in control of our Company. Such provisions may also have the effect of preventing changes in the management of our Company, and preventing stockholders from receiving a premium on their common stock.

         Authorized but Unissued Stock. The authorized but unissued shares of common stock and preferred stock are available for future issuance without stockholder approval. These additional shares may be utilized for a variety of corporate purposes, including future public offerings to raise additional capital, corporate acquisitions and employee benefit plans.


Transfer Agent And Registrar

         The transfer agent and registrar for our common stock is American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038, Telephone 1.212.936.5100.


Other Matters

         As of the date of this proxy statement, our Company knows of no business that will be presented for consideration at the meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to our Company will be voted in accordance with the recommendation of our Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.


Independent Accountants

         The firm of Sherb & Co., LLP served as our Company's independent accountants for Fiscal 2005. Representatives of the firm will be available by telephone to respond to questions at the Annual Meeting of the Stockholders. These representatives will have an opportunity to make a statement if they desire to do so.

         Audit Fees. The aggregate fees billed for professional services rendered was $62,500 for the audit of the Company's annual financial statements for the year ended June 30, 2005 and the reviews of the financial statements included in the Company's Forms 10-QSB for that fiscal year.

         Financial Information Systems Design and Implementation Fees. None of the professional services described in Paragraphs (c)(4)(ii) of Rule 2-01 of Regulation S-X were rendered by the principal accountant for the year ended June 30, 2005.

         All Other Fees. Other than the services described above under the captions "Audit Fees" and "Financial Information Systems Design and Implementation Fees," the aggregate fees billed for services rendered by the principal accountant was $76,665 for the year ended June 30, 2005. These fees related to the review of the Company's Registration Statements and the preparation of federal and state income-tax returns.


Additional Information

         Advance Notice Procedures. Under our Company's Bylaws, no business may be brought before an annual meeting unless it is specified in the notice of the meeting (which includes stockholder proposals that our Company is required to include in its proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934) or is otherwise brought before the meeting by or at the discretion of the Board or by a stockholder entitled to vote who has delivered notice to the Company (containing certain information specified in the bylaws) not less than 120 days nor more than 180 days prior to the first anniversary of the preceding year's annual meeting. These requirements are separate from and in addition to the SEC's requirements that a stockholder must meet in order to have a stockholder proposal included in our Company's proxy statement.

         Stockholder Proposals for the 2006 Annual Meeting. Stockholders interested in submitting a proposal for inclusion in the proxy materials for our 2003 Annual Meeting of the Stockholders may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, stockholder proposals must be received by our Company's Secretary no later than July 22, 2006. Any stockholder proposals should be addressed to our Company's Secretary, 464 Common Street, Suite 301, Belmont, Massachusetts 02478.

         Proxy Solicitation Costs. Our Company is soliciting the enclosed proxies. The cost of soliciting proxies in the enclosed form will be borne by our Company. Officers and regular employees of our Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. Our Company will, upon request, reimburse brokerage firms for their reasonable expenses in forwarding solicitation materials to the beneficial owners of stock.

         Incorporation by Reference. Certain financial and other information required pursuant to Item 13 of the Proxy Rules is incorporated by reference to the Company's Annual Report, which is being delivered to the stockholders with this proxy statement. In order to facilitate compliance with Rule 2-02(a) of Regulation S-X, one copy of the definitive proxy statement will include a manually signed copy of the accountant's report.


                                           By Order of the Board of Directors

                                           /s/ Daniel R. Dwight
                                           -------------------------------------
                                           Daniel R. Dwight
                                           President and Chief Executive Officer

Belmont, Massachusetts
November 21, 2005